Exhibit 99.1

1 September 8, 2011 Barclays Capital Back-To-School Consumer Conference

2 Presenters David H. Taylor EVP, Finance & Planning and Chief Financial Officer Murray S. Kessler Chairman, President and Chief Executive Officer

3 Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act.Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected.Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission ("SEC"). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well.Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking- statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K and Form 10-Q filings with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA and Adjusted Operating Income per 1,000 Cigarettes may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures. 4

We are Lorillard

- Third Largest Tobacco Company in the United States
- Flagship Brand - Newport® - #1 menthol cigarette & #2 cigarette brand in the U.S.
- Discount brand - Maverick ®
- Track record of delivering superior financial and operating results
  - 2010 Net Sales – $5.9 B
  - 2010 Operating Income – $1.7 B
  - 2010 Diluted EPS – $6.78
  - $15 Billion Market Capitalization
- Committed to strong cash returns to shareholders


OLD GOLD
KENT
TRUE
Newport
Newport
MAVERICK

5

The Lorillard Formula for Success: Industry LeadingFundamentals LeanCostStructure Focus onReturningCash toShareholders Consistent Delivery of a Double Digit Total Shareholder Return Over the Long-Term 6

Which Over The Past Decade Has Generated Outstanding Returns for Shareholders * Source: Bloomberg. From Carolina Group IPO on 1/31/2002 through 8/31/2011. +297.9% +7.8% Prices Indexed to 100 7

Newport Brand Strength is Key to the Company's Industry-Leading Fundamentals

Net Promoter Score



63%
57%
53%
30%
27%
23%
19%
7%
Newport
Cigarettes Average
Cigars Average
Chewing Gum Average
Breath Mint Average
Overall CPG Average
Coffee Average
Beverage Average

Source: 2010 Lorillard Adult Consumer Survey and research company benchmarks.

8

9 Brand Strength Traces to a Strong and Well Supported Consumer Franchise Priced Competitively 50-year Campaign Consumer-preferred Product UniqueDemographics Urban Male East

10 Lorillard Consistently Grows Volume In a Declining Industry 2005-2010 Total Domestic Cigarette Sales Volume +1.2%CAGR -5.1%CAGR Source: 2010 Management Science Associates, Inc. domestic shipment data. Volume Indexed to 100

11 Therefore, Gaining Market Share Year after Year Lorillard Retail Market Share Source: Lorillard proprietary retail database ("EXCEL"). 14.2%

Lorillard Market Share Gains are Ubiquitous 12

Lorillard Market Share Gains are Ubiquitous 2011 YTD Market Share Growth by State 13 = Market Share Gain

= Market Share Gain The Same is True for Newport Share Gains 2011 YTD Newport Market Share Growth by State 14

Importantly, Lorillard is Achieving Share Growth Profitably $ Billions +7.0% 2005 2006 2007 2008 2009 2010 Operating Income 1.1 1.2 1.3 1.4 1.5 1.7 OperatingIncome $ Billions +9.7% +10.8% Compound Annual Growth Rates 2005-2010 * Excluding Excise Taxes 15

We Also Recently Completed a Strategic Review Process to Build Upon Our Success


Customer Input
NACS
AWMA
Key Customers
Shareholder Input
Met with 60% of active shareholders
Consumer Input
Proprietary survey
Ongoing consumer panels
Strategic Review
Regulator Input
Political Leaders
Director of CTP
Analytics
Retail pricing trends
Segment analysis
Competitive analysis
Secondary research
Employee Input
Lorillard
Organizational Survey

16

17 Identified Expanded Lorillard Vision

To be Executed Via a Three-Prong Strategy

Three-Prong Strategy

Protect and Grow the Core

- State-by-State Promotion Strategy
- Consistent Advertising – "Newport Pleasure"
- Superior Product

Build out Process and Capabilities

- New Product Development
- Regulatory Compliance
- Direct Mail

Pursue Close-In Adjacencies

- Cigarettes First
- Successful Launch of Newport Non-Menthol
- Select Geographic Expansion of Newport Menthol Promotions

18

19 Our Core is Full-Flavor Menthol FF NFF Menthol Non-Menthol FF NFF Flavor Strength Flavor Type Price Category PremiumFull FlavorMenthol30B Total UnitsNewport Share: 74% PremiumNon-Full FlavorMenthol12B Total UnitsNewport Share: 17% PremiumFull FlavorNon-menthol18B Total Units PremiumNon-Full FlavorNon-Menthol43B Total Units Discount78B Units Discount (all segments) Premium 16B UnitsNewport Share: 41% 9B UnitsNewport Share: 3% 29B Units 54B Units Maverick Share: 5.8% 2010 Total: 288B Units Core Markets Non-Core Markets Source: Lorillard proprietary retail database ("EXCEL").

20 Which Leaves Tremendous Growth Opportunity Via Adjacency Expansion U.S. Tobacco Market Segmentation 0% 20% 40% 60% 80% 100% Non-Menthol Cigarettes RJR Altria Other Menthol Cigarettes Altria Other RJR Cigars Altria Imperial Swisher Other Swedish Match RJR RJR Altria Other Swedish Match Smokeless Source: Lorillard proprietary retail database ("EXCEL"), Euromonitor.

21 Recently Launched Newport Non-Menthol Is a Good Example

22 Initial Newport Non-Menthol Monthly Retail Market Share Source: Lorillard proprietary retail database ("EXCEL"). Launch into Non-Menthol has been Highly Successful and Profitable from Day 1

23 Newport Non-Menthol Diagnostics 26%Discount 74%Premium Importantly, Newport Non-Menthol is Highly Incremental And Rapidly Building Loyalty Source: Lorillard Newport Non-Menthol Source of Business Survey, February 2011All references to consumers or smokers refer to adult consumers and adult smokers 10% 90%Incremental % Incremental To Newport Source of Volume Positive Future Purchase Intent 96%

And has Accelerated Overall Company Growth 5 Year CAGR 2011 YTD Growth Source: 2010 Management Science Associates, Inc. domestic shipment data. Total Domestic Cigarette Sales Volume 24

Company Does Not Believe FDA Menthol Review Will Undermine Lorillard Growth Strategy

FDA Menthol Review Status

- TPSAC non-binding report and recommendations presented to FDA – March 2011
- FDA conducting an independent review of the existing science
- The best available scientific evidence does not support an assertion that menthol in cigarettes negatively or disproportionately impacts the public health
- Banning menthol would dramatically expand the cigarette "black market", making it easier for underage kids to gain access and undermine public health goals, as well as cost jobs and tax revenues
- A menthol cigarette is just another cigarette and should be regulated no differently, in totality or for any specific demographic group

25

Strategic Plan Summary

1. Priority #1 – To Protect & Grow the Core
2. Build Out Process & Capabilities
3. Pursue Close-in Adjacencies – “Cigarettes First”
4. Vigorously Defend Our Freedom to Operate
5. Organic Growth & Leading Cost Structure Leads to Superior Financial Performance
6. Emphasis on Returning Cash to Shareholders

26

27 EVP, Finance & PlanningChief Financial Officer David Taylor

* Excluding Excise Taxes 28 Historically Successful Business Model UnitVolume NetPricing NetSales* Lorillard Compound Annual Growth Rates 2005 - 2010

29 Source: Company filings. Adjusted Operating Profit Per 1,000 Units Peer Comparison - Cigarette Profitability

Wholesale Volumes Up Wholesale Volumes Up 30

Consolidated Net Pricing Consolidated Net Pricing Simple arithmetic masks the real pricing dynamics: 31 *Note: Excludes Excise Taxes

Average Net Price Per 1,000 Units Note: Excludes Excise Taxes Newport Menthol Maverick Newport Non-Menthol Q2 2010 115.28 61.7 Q2 2011 121.82 61.7 62.3 +5.7% Flat New Incremental and Profitable 32

Newport Non-Menthol and Maverick contribute incremental profit New market for NewportMinimal cannibalization of Newport MentholMarket share gains drive efficiency and retail visibilityNew product introductions create future pricing leverageNet pricing opportunity as Newport Non-Menthol migrates to premium price point Strategic Growth Initiatives Create Long-term Shareholder Value 33

34 Recent Results Demonstrate our ability to deliver profitable volume growth Net Sales Operating Costs Operating Income Taxes & Other Net Income Earnings Per Share $1,520 1,075 445 182 $263 $1.73 $1,692 1,205 487 196 $291 $2.05 Q2 2010 Q2 2011 % Change +11.3% +9.4% +10.6% +18.5% (Amounts in millions, except per share data) Source: Lorillard filings

Lorillard Continues to Outperform its Peers and the Broader Universe of CPG Companies Altria Reynolds Consumer Average (1) Lorillard East 0.048 0.054 0.062 0.14 Reynolds Altria Consumer Average (1) Lorillard East 0.015 0.06 0.095 0.185 Q1 2011 Y-o-Y EPS Growth Q2 2011 Y-o-Y EPS Growth (1) Averages includes Campbell Soup, Coca-Cola, ConAgra, Dr. Pepper Snapple, Heinz, Hershey, Kraft, Pepsi, Sara Lee and J.M. Smucker. 35

Share repurchases since June 2008 separation from Loews $3.05 billion22% of original LO sharesRecently announced new $750 million planDividends will continue to increase as earnings growAcquisitions not a priority now Cash Returns To Shareholders A Top Priority 36

How To Measure Success

- **Protect and grow the core**
  - Newport Menthol unit volume stable and share growing in core markets
  - Newport Menthol unit volume and share growing in non-core markets
  - Net pricing and profitability growing for Newport Menthol in total
- **Pursue close-in adjacencies**
  - Geographic expansion investments are modest and become earnings accretive relatively quickly
  - Line extensions (Newport Non-Menthol) are profitable and do not impact core dynamics
  - Maverick unit volumes and share growing in discount segment

37

38 Measures Of Success Industry leading volume trendsNewport Menthol and total Newport share growthIndustry leading operating profit growthDouble-digit shareholders return (EPS and dividend)Leverage target 1.5x (total debt to EBITDA)Dividend payout ratio target 70-75%

Questions Murray S. KesslerPresident and Chief Executive OfficerDavid H. TaylorExecutive Vice President and Chief Financial Officer 39

40 Appendix A Regulation G Reconciliations Regulation G Reconciliations Regulation G Reconciliations Reconciliation of Net Income to EBITDA Reconciliation of Net Income to EBITDA Reconciliation of Operating Income to Adjusted Operating Income